Execution Copy
Exhibit 10.11E
AMENDMENT NO. 3
     This Amendment No. 3 dated as of October 1, 2009 (this “Amendment”) is among Oil States International, Inc., a Delaware corporation (the “U.S. Borrower”), PTI Group Inc., a corporation amalgamated under the laws of the Province of Alberta (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers”), each of the Guarantors, the Lenders party hereto and Wells Fargo Bank, N.A. (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
INTRODUCTION
     WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to the Credit Agreement dated as of October 30, 2003, as amended by Amendment No. 1 dated as of January 31, 2005 and as amended by Amendment No. 2 dated as of December 5, 2006 (as amended, supplemented or otherwise modified from time to time the “Credit Agreement”).
     WHEREAS, the parties have agreed, to amend the Credit Agreement as described below.
     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
     Section 2. Amendments. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01. The following new definition is added as follows:
“Third Amendment Effective Date” means October 1, 2009.
     (b) Section 1.01. The following definition is hereby amended in its entirety as follows:
     “wholly owned Subsidiary” of any person shall mean (a) any Subsidiary of such person of which securities (except for directors’ qualifying shares and, in the case of PTI Holdco, the Exchangeable Shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person or (b) any Subsidiary that is organized in a foreign jurisdiction and is required by the applicable laws and regulations of such foreign jurisdiction to be partially owned by the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction, provided that such person, directly or indirectly, owns the remaining Equity Interests in such Subsidiary and, by contract or otherwise, controls the management and business of such Subsidiary and derives economic benefits of ownership of such Subsidiary to substantially the same extent as if such Subsidiary were a wholly-owned Subsidiary.
     (c) Section 6.04(a) of the Credit Agreement is hereby restated in its entirety as follows:
          (a) [Reserved];
     (d) Section 6.04(g) of the Credit Agreement is hereby restated in its entirety as follows:
          (g) [Reserved];
     (e) Section 6.04(i) of the Credit Agreement is hereby restated in its entirety as follows:
     (i) the U.S. Borrower or any wholly owned Domestic Subsidiary or the Canadian Borrower or any wholly owned Canadian Subsidiary may acquire all or substantially all the assets of a person or line of business of such person, or Equity Interests of a person that would become a wholly owned Subsidiary (in each case referred to herein as the “Acquired Entity”); provided that (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(i) being referred to herein as a “Permitted Acquisition”): (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, the U.S. Borrower or any Subsidiary; (ii) the Acquired Entity shall be a going concern and shall be in a similar line of business as that of the Borrowers and the Subsidiaries; and (iii) at the time of such transaction (A) both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing; (B) the Borrowers would be in compliance with the covenants set forth in Sections 6.10, 6.11 and 6.12 as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements and certificates required by Section 5.04(a) or 5.04(b) have been delivered or for which comparable financial statements have been filed with the Securities and Exchange Commission, after giving pro forma effect to such transaction and to any other event occurring during or after such period as to which pro forma recalculation is appropriate (including any Asset Sale and any other transaction described in this Section 6.04(i) occurring during or after such period) as if such transaction had occurred as of the first day of such period; (C) after giving effect to such acquisition, there must be at least U.S.$10,000,000 of the Total Commitment unused and available; (D) with respect to any investment in a Foreign Subsidiary (i) the consideration paid for such Acquired Entity is either the Net Cash

Proceeds of any Equity Issuance after the Third Amendment Effective Date by the U.S. Borrower or shares of common Equity Interests of the U.S. Borrower and (ii) if such consideration is not Net Cash Proceeds or Equity Interests as contemplated in sub-clause (i), the aggregate amount (net of cash received by any Loan Party as a return on capital or from the liquidation of such Equity Interest in a Foreign Subsidiary) at any time of all investments in the Equity Interests of Foreign Subsidiaries does not exceed $200,000,000 (or the U.S. Dollar equivalent at the time such investment is made). All pro forma calculations required to be made pursuant to this Section 6.04(i) shall (i) include only those adjustments that would be permitted or required by Regulation S-X under the Securities Act of 1933, as amended and (ii) be certified to by a Financial Officer as having been prepared in good faith based upon reasonable assumptions;
     (f) Section 6.04(j) of the Credit Agreement is hereby restated in its entirety as follows:
     (j) investments existing on the Third Amendment Effective Date set forth on Schedule 6.04, as amended, supplemented or modified;
     (g) Section 6.04(l) of the Credit Agreement is hereby restated in its entirety as follows:
     (l) other investments, loans and advances in an aggregate amount (valued at cost or outstanding principal amount, as the case may be) not greater than the greater of (i) U.S.$70,000,000 at any time outstanding or (ii) 15% of the U.S. Borrower’s Tangible Net Worth calculated on the date of such investment, loan or advance as of the most recent fiscal quarter for which financial statements are available.
     (h) It is hereby acknowledged that Wells Fargo Securities, LLC is the lead arranger with respect to the transactions evidenced by the Credit Agreement. The lead arranger shall not have any powers, duties or responsibilities in such capacity under the Agreement or any of the other Credit Documents.
     Section 3. Representations and Warranties. The Borrowers represent and warrant to the Agents and the Lenders that:
     (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;
     (b) each Borrower and each other Loan Party are in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and as of the date hereof, no Event of Default or Default has occurred and is continuing;

     (c) there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2008; and
     (d) (i) the execution, delivery, and performance of this Amendment are within the corporate power and authority of the Borrowers and each other Loan Party and have been duly authorized by appropriate proceedings, and (ii) this Amendment constitutes a legal, valid, and binding obligation of the Borrowers and each other Loan Party, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity.
     Section 4. Effectiveness. The Credit Agreement shall be amended as provided in this Amendment upon the occurrence of the following conditions precedent:
     (a) the Administrative Agent shall have received duly and validly executed originals of this Amendment on behalf of the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders; and
     (b) the Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the date of this Amendment, including, (i) an amendment fee to the Administrative Agent for the account of each Lender (including Wells Fargo) that executes and delivers this Amendment to the Administrative Agent (or its counsel) equal to 0.05% of such Lender’s Commitment, (ii) the fees provided in the Fee Letter dated as of September 15, 2009 among the Borrowers and the Administrative Agent and (iii) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
     Section 5. Reaffirmation of Guaranty and Liens.
     (a) Each Subsidiary of the U.S. Borrower that is listed on the signature pages to this Amendment (each, a “Guarantor”) (i) is party to a Guarantee Agreement, guaranteeing payment of the Obligations, (ii) has reviewed the Amendment and related documents, and (iii) waives any defenses to the enforcement of its Guarantee Agreement that it may have, and agrees that according to its terms such Guarantee Agreement will continue in full force and effect to guaranty the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and such other amounts in accordance with the terms of such Guarantee Agreement.
     (b) The Borrowers and each Guarantor (i) are parties to certain Security Documents securing and supporting the Obligations, (ii) have reviewed the Amendment and related documents, (iii) waive any defenses that it may have to the enforcement of the Security Documents to which they are party, and (iv) agree that according to their terms the Security Documents to which they are party will continue in full force and effect to secure the Obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (v) acknowledge, represent, and warrant that the Liens and security interests created by the Security Documents are valid and subsisting and create a first priority perfected security interest subject to Liens expressly permitted by Section 6.02 of the Credit Agreement in the Collateral to secure the Obligations.
     (c) The delivery of this Amendment does not indicate or establish a requirement that any Guarantee Agreement or Security Document requires any Borrower’s or any Guarantor’s approval of amendments to the Credit Agreement, but has been furnished as a courtesy at the Administrative Agent’s request.
     Section 6. Effect on Credit Documents.
     (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.
     (b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a Default or Event of Default under other Loan Documents.
     Section 7. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas.
     Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
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EXECUTED to be effective as of the date first above written.

BORROWERS: OIL STATES INTERNATIONAL, INC.
by
	Name:	Bradley J. Dodson
	Title:	Vice President, Chief Financial Officer and Treasurer

PTI GROUP INC.
by
	Name:	Mark Menard
	Title:	Chief Financial Officer and Treasurer

GUARANTORS: PTI INTERNATIONAL INC. PTI PREMIUM CAMP SERVICES LTD. PTI TRAVCO MODULAR STRUCTURES LTD. CROWN CAMP SERVICES LTD. PTI CAMP INSTALLATIONS LTD. PTI INTERNATIONAL LTD. 892493 ALBERTA INC.
each by
	Name:	Mark Menard
	Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 3
(Oil States International, Inc.)

A - Z TERMINAL CORPORATION
CAPSTAR DRILLING, L.L.C.
ELENBURG EXPLORATION COMPANY, INC
GENERAL MARINE LEASING, LLC
OIL STATES ENERGY SERVICES, INC.
OIL STATES INDUSTRIES, INC.
OIL STATES MANAGEMENT, INC.
OIL STATES SKAGIT SMATCO, LLC
SOONER HOLDING COMPANY
SOONER INC.
SOONER PIPE GP, L.L.C.
SOONER PIPE, L.L.C.
SPECIALTY RENTAL TOOLS & SUPPLY,
          L.L.C. (fka Specialty Rental Tools &
          Supply, L.P. and Schooner Petroleum
          Services, Inc.)
STINGER WELLHEAD PROTECTION
          INCORPORATED

each by
	Name:	Bradley J. Dodson
	Title:	Vice President

CAPSTAR DRILLING GP, L.L.C. By: Oil States Energy Services, Inc., its sole member by
	Name:	Bradley J. Dodson
	Title:	Vice President

Signature Page to Amendment No. 3
(Oil States International, Inc.)

PTI REMOTE SITE SERVICES USA, INC. STINGER WELLHEAD PROTECTION (CANADA) INCORPORATED
each by
	Name:	Cindy B. Taylor
	Title:	Senior Vice President

SOONER PIPE LP, L.L.C. CAPSTAR DRILLING LP, L.L.C.
each by
	Name:	Mary Alice Avery
	Title:	President

Signature Page to Amendment No. 3
(Oil States International, Inc.)

WELLS FARGO BANK, N.A., as Administrative Agent and a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

THE BANK OF NOVA SCOTIA, as a Canadian Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

SCOTIABANC INC., as a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

CAPITAL ONE, N.A., as a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

ROYAL BANK OF CANADA, as a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

ROYAL BANK OF CANADA, as a Canadian Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

JPMORGAN CHASE BANK, N.A., as a U.S. Lender and a Canadian Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

CALYON NEW YORK BRANCH, as a U.S. Lender
by
Name:
Title:

by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender
by
Name:
Title:

by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

CREDIT SUISSE TORONTO BRANCH, as a Canadian Lender
by
Name:
Title:

by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

THE TORONTO-DOMINION BANK, as a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

THE TORONTO-DOMINION BANK, as a Canadian Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

AMEGY BANK N.A., as a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

BARCLAYS BANK PLC, as a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)

COMERICA BANK, as a U.S. Lender
by
Name:
Title:

Signature Page to Amendment No. 3
(Oil States International, Inc.)